Exhibit 10.1


                            FIRST AMENDMENT AGREEMENT

     This FIRST AMENDMENT AGREEMENT (this "Amendment") is made as of the 10th day of October, 2008 among:

     (a) JUPITERMEDIA CORPORATION, a Delaware corporation ("Borrower");

     (b) the Lenders, as defined in the Credit Agreement, as hereinafter defined; and

     (c) KEYBANK NATIONAL ASSOCIATION, as the lead arranger, sole book runner and administrative agent for the Lenders under the Credit Agreement ("Agent").

     WHEREAS, Borrower, Agent and the Lenders are parties to that certain Credit and Security Agreement, dated as of July 12, 2007, that provides, among other things, for loans and letters of credit aggregating One Hundred Fifteen Million Dollars ($115,000,000), all upon certain terms and conditions (as the same may from time to time be amended, restated or otherwise modified, the "Credit Agreement");

     WHEREAS, Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof;

     WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

     WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended as of the date of this Amendment;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrower, Agent and the Lenders agree as follows:

     1. Retroactive Amendment to Definition. Section 1.1 of the Credit Agreement is hereby retroactively amended, effective as of September 30, 2008, to delete the definition of "Consolidated EBITDA" therefrom, and to insert in place thereof the following:

          "Consolidated EBITDA" means, for any period, as determined on a Consolidated basis and in accordance with GAAP, Consolidated Net Earnings for such period plus, without duplication, the aggregate amounts deducted in determining such Consolidated Net Earnings in respect of (a) Consolidated Interest Expense, (b) Consolidated Income Tax Expense, (c) Consolidated Depreciation and Amortization Charges, (d) all other non-cash items of Borrower and its Subsidiaries (other than any such non-cash item incurred in the ordinary course of business to the extent it represents an accrual of or reserve for cash expenditures in any future period), (e) fees, costs and expenses associated with the potential sale of Borrower to Getty Images, Inc., and disclosed in writing to Agent prior to the Closing Date, (f) fees, costs and expenses associated with the Creatas Litigation up to the aggregate amount, for all such fees, costs and expenses, of Seven Hundred Fifty Thousand Dollars ($750,000), (g) fees, costs and expenses associated with the Stock Option Litigation up to the aggregate amount, for all such fees, costs and expenses, of Five Hundred Thousand Dollars ($500,000), and (h) severance payments made by the Companies, in an aggregate amount not to exceed One Million Dollars ($1,000,000) during any twelve (12) month period; provided that, for any period during which an Acquisition is made pursuant to Section 5.13 hereof or a Significant Asset Disposition occurs, Consolidated EBITDA shall be calculated after giving pro forma effect to such Acquisition or Disposition as if such Acquisition or Disposition had been completed on the first day of the relevant measuring period.

     2. Amendment to Definitions. Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of "Applicable Commitment Fee Rate", "Applicable Margin", "Applicable Term Loan B Margin", "Maximum Revolving Amount", "Swing Line Commitment" and "Total Commitment Amount" therefrom and to insert in place thereof, respectively, the following:

          "Applicable Commitment Fee Rate" means fifty (50.00) basis points.

          "Applicable Margin" means:

          (a) for any date prior to the First Amendment Effective Date, the Applicable Margin in effect prior to the First Amendment Effective Date;

          (b) effective on the First Amendment Effective Date, the number of basis points (depending upon whether Revolving Loans are Eurodollar Loans or Base Rate Loans) set forth in the following matrix, based upon the result of the computation of the Leverage Ratio as set forth in the Compliance Certificate for such fiscal quarter, as provided below:

-------------------------------------------------------- ------------------------- ------------------------
                                                             Applicable Basis         Applicable Basis
                    Leverage Ratio                        Points for Eurodollar          Points for
                                                                  Loans                Base Rate Loans
-------------------------------------------------------- ------------------------- ------------------------
Greater than 2.50 to 1.00                                         475.00                   475.00
-------------------------------------------------------- ------------------------- ------------------------
Less than or equal to 2.50 to 1.00                                450.00                   450.00
-------------------------------------------------------- ------------------------- ------------------------

     After the First Amendment Effective Date, changes to the Applicable Margin shall be effective on the first day of each calendar month following the date upon which Agent should have received, pursuant to Section 5.3(a) and
     (b) hereof, the Consolidated financial statements of Borrower. The above matrix does not modify or waive, in any respect, the requirements of
     Section 5.7 hereof, the rights of Agent and the Lenders to charge the Default Rate, or the rights and remedies of Agent and the Lenders pursuant to Articles VIII and IX hereof. Notwithstanding anything herein to the contrary, during any period when Borrower shall have failed to timely deliver the Consolidated financial statements pursuant to Section 5.3(a) or
     (b) hereof, or the Compliance Certificate pursuant to Section 5.3(c) hereof, until such time as the appropriate Consolidated financial statements and Compliance Certificate are delivered, the Applicable Margin shall be the highest rate per annum indicated in the above pricing grid for Loans of that type regardless of the Leverage Ratio at such time.

          "Applicable Term Loan B Margin" means (a) with respect to a portion of the Term Loan B that is a Base Rate Loan, four hundred seventy-five (475) basis points, and (b) with respect to a portion of the Term Loan B that is a Eurodollar Loan, four hundred seventy-five (475) basis points; provided that, if the Leverage Ratio is less than 2.00 to 1.00 for two consecutive fiscal quarters of Borrower, the Applicable Term Loan B Margin shall be reduced to (i) with respect to a portion of the Term Loan B that is a Base Rate Loan, four hundred twenty-five (425) basis points, and (ii) with respect to a portion of the Term Loan B that is a Eurodollar Loan, four hundred twenty-five (425) basis points. Reductions in the Applicable Term Loan B Margin pursuant to subparts (i) and (ii) above shall be effective on the first day of the calendar month following the date upon which Agent received, pursuant to Section 5.3(a) and (b) hereof, the Consolidated financial statements of Borrower showing that the Leverage Ratio has been less than 2.00 to 1.00 for two consecutive fiscal quarters of Borrower.

          "Maximum Revolving Amount" means Twenty-Five Million Dollars ($25,000,000), as such amount may be reduced pursuant to Section 2.10(a) hereof.

          "Swing Line Commitment" means the commitment of the Swing Line Lender to make Swing Loans to Borrower up to the aggregate amount at any time outstanding of Three Million One Hundred Twenty-Five Thousand Dollars ($3,125,000).

          "Total Commitment Amount" means the principal amount of Ninety-Nine Million Two Hundred Fifty Thousand Dollars ($99,250,000), as such amount may be reduced pursuant to Section 2.10(a) hereof.

     3. Additions to Definitions. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto:

          "Commitment Reduction Payment" means the amount required to be paid by Borrower to reduce the Revolving Credit Exposure pursuant to Section 2.12(a) hereof as a result of an optional reduction of the Revolving Credit Commitment made by Borrower pursuant to Section 2.10(a) hereof.

          "Consolidated Working Capital" means, at any date, (a) the current assets (excluding cash) of Borrower, minus (b) the current liabilities (excluding the current maturities of long-term Indebtedness) of Borrower; in each case, as determined on a Consolidated basis and in accordance with GAAP.

          "Excess Cash Flow" means, for any fiscal year of Borrower, as determined on a Consolidated basis and in accordance with GAAP, an amount equal to (a) Consolidated EBITDA plus the decrease, if any, in Consolidated Working Capital as of the end of such fiscal year over Consolidated Working Capital as of the end of the prior fiscal year of

     Borrower; minus (b) the sum, without duplication, of (i) the aggregate amount of the scheduled principal payments made with respect to Consolidated Funded Indebtedness for such fiscal year, (ii) Consolidated Interest Expense paid in cash, (iii) Consolidated Income Tax Expense paid in cash, (iv) Consolidated Capital Expenditures, and (v) the increase, if any, in Consolidated Working Capital as of the end of such fiscal year over Consolidated Working Capital as of the end of the prior fiscal year of Borrower.

          "First Amendment Effective Date" means October 10, 2008.

     4. Deletion of Accordion. Section 2.10 of the Credit Agreement is hereby amended to delete subsections (b) and (c) therefrom in their entirety.

     5. Retroactive Amendment to Financial Covenants. Section 5.7 of the Credit Agreement is hereby retroactively amended, effective as of September 30, 2008, to delete subsections (a) and (c) therefrom and to insert in place thereof, respectively, the following:

          (a) Leverage Ratio. The Companies shall not suffer or permit at any time the Leverage Ratio to exceed (i) prior to September 30, 2008, the Leverage Ratio requirement as in effect prior to the First Amendment Effective Date, (ii) 3.50 to 1.00 on September 30, 2008 through March 30, 2010, (iii) 2.75 to 1.00 on March 31, 2010 through June 29, 2010, and (iv)
     2.50 to 1.00 on June 30, 2010 and thereafter.

          (c) Capital Expenditures. The Companies shall not invest in Consolidated Capital Expenditures (i) more than an aggregate amount equal to Six Million Seven Hundred Fifty Thousand Dollars ($6,750,000) during the 2007 fiscal year of Borrower, (ii) more than an aggregate amount equal to Six Million Two Hundred Fifty Thousand Dollars ($6,250,000) during the 2008 fiscal year of Borrower, (iii) more than an aggregate amount equal to Six Million Dollars ($6,000,000) during the 2009 fiscal year of Borrower, and
     (iv) more than an aggregate amount equal to Five Million Dollars ($5,000,000) during the 2010 fiscal year of Borrower and during any fiscal year of Borrower thereafter; provided that the amount of Consolidated Capital Expenditures permitted for any fiscal year, commencing with the 2008 fiscal year of Borrower, shall be increased by the amount of unused permitted Consolidated Capital Expenditures from the immediately preceding fiscal year. Consolidated Capital Expenditures made pursuant to this
     Section 5.7(c) shall be deemed made first in respect of amounts carried over from the previous fiscal year.

     6. Addition to Mandatory Payments. Section 2.12(c) of the Credit Agreement is hereby amended to add the following new subpart (v) at the end thereof:

          (v) Excess Cash Flow. Borrower shall, within one hundred (100) days after the end of each fiscal year of Borrower (commencing with the fiscal year of Borrower ending December 31, 2009), make a Mandatory Prepayment in an amount of not less than (i) seventy-five percent (75%) of the Excess Cash Flow for the most recently completed fiscal year of Borrower, minus
     (ii) the aggregate amount of optional principal prepayments of the Term Loan B made during such fiscal year (for clarification purposes, any prepayments made pursuant to Section 2.12 hereof shall not be included in this subpart (ii)), minus (iii) the aggregate amount of Commitment Reduction Payments made during such fiscal year; provided that, commencing with the fiscal quarter of Borrower ending March 31, 2009, if the Leverage Ratio at any time shall be less than 2.00 to 1.00 for any two consecutive fiscal quarters of Borrower, the percentage set forth in subpart (i) above shall be reduced to fifty percent (50%) and shall remain at such reduced percentage until such time (if any) that the Leverage Ratio equals or exceeds 2.00 to 1.00.

     7. Amendment to Financial Statements and Information. Section 5.3 of the Credit Agreement is hereby amended to delete subsection (a) therefrom and to insert in place thereof the following:

          (a) Quarterly Financials. Borrower shall deliver to Agent, within forty-five (45) days after the end of each of the first three quarter-annual periods of each fiscal year of Borrower, balance sheets of the Companies as of the end of such period and statements of income (loss) for the quarter and fiscal year-to-date periods, and cash flows for the fiscal year-to-date periods, all prepared on a Consolidated basis (and on a consolidating basis with respect to balance sheets and statements of income
     (loss)) in accordance with GAAP and certified by a Financial Officer.

     8. Amendment to Schedules. The Credit Agreement is hereby amended to delete
Schedule 1 (Commitment of Lenders) therefrom and to insert in place thereof a new Schedule 1 in the form of Schedule 1 hereto.

     9. Amendment to Exhibits. The Credit Agreement is hereby amended to delete Exhibit E (Compliance Certificate) therefrom and to insert in place thereof a new Exhibit E in the form of Exhibit E hereto.

     10. Clarification of Consent. Pursuant to that certain Consent Letter, dated March 30, 2008, by and among Borrower, Agent and the Lenders (the "Consent Letter"), Agent and the Lenders agreed to permit Borrower to add back to Consolidated EBITDA certain non-cash charges related to impairment of goodwill and intangible assets (the "Impairment Charges"). In connection therewith, Borrower, Agent and the Lenders desire to clarify that the Consent Letter also permitted Borrower to add back to Consolidated EBITDA certain non-recurring professional fees incurred in connection with the Impairment Charges during the fiscal quarter of Borrower ending March 31, 2008 in the aggregate amount of Seven Hundred Thirteen Thousand Dollars ($713,000).

     11. Closing Deliveries. Concurrently with the execution of this Amendment, Borrower shall:

          (a) pay an amendment fee to Agent, for the pro rata benefit of the Revolving Lenders that shall have executed and delivered this Amendment to Agent on or before 12:00 P.M. Noon (Eastern time) on October 10, 2008 (each an "Approving Revolving Lender"), in an amount equal to fifty (50) basis points times the aggregate amount of the

     Revolving Credit Commitments (as in effect following the execution of this Amendment) of the Approving Revolving Lenders;

          (b) pay an amendment fee to Agent, for the pro rata benefit of the Term B Lenders that shall have executed and delivered this Amendment to Agent on or before 12:00 P.M. Noon (Eastern time) on October 10, 2008 (each an "Approving Term B Lender"), in an amount equal to fifty (50) basis points times the aggregate portion of the Term Loan B Exposure attributable to the Approving Term B Lenders;

          (c) cause each Guarantor of Payment to execute the attached Acknowledgement and Agreement; and

          (d) pay all reasonable legal fees and expenses of Agent, and other charges, in connection with this Amendment.

     12. Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower's obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

     13. References to Credit Agreement. Each reference that is made in the Credit Agreement or any Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.

     14. Waiver and Release. Borrower, by signing below, hereby waives and releases Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

     15. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     16. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     17. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

     18. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

                  [Remainder of page intentionally left blank.]

     JURY TRIAL WAIVER. BORROWER, THE LENDERS AND AGENT, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, THE LENDERS AND AGENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

                                   JUPITERMEDIA CORPORATION

                                   By: /s/ Christopher S. Cardell
                                      ------------------------------------------
                                      Christopher S. Cardell
                                      President & Chief Operating Officer


                                   KEYBANK NATIONAL ASSOCIATION,
                                     as Agent and as a Lender

                                   By: /s/ Jennifer O'Brien
                                       -----------------------------------------
                                       Jennifer O'Brien
                                       Vice President


                            Signature Page 1 of 8 to
                            First Amendment Agreement

                                   CITIZENS BANK, N.A.,
                                    as Syndication Agent and as a Lender

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                            Signature Page 2 of 8 to
                            First Amendment Agreement

                                   BANK OF AMERICA, N.A.

                                   By: /s/ Andrew H. Harris
                                      ------------------------------------------
                                   Name:   Andrew H. Harris
                                        ----------------------------------------
                                   Title:  Senior Vice President
                                         ---------------------------------------


                            Signature Page 3 of 8 to
                            First Amendment Agreement

                                   WEBSTER BANK

                                   By: /s/ Christopher P. Miller
                                      ------------------------------------------
                                   Name:   Christopher P. Miller
                                        ----------------------------------------
                                   Title:  Vice President
                                         ---------------------------------------


                            Signature Page 4 of 8 to
                            First Amendment Agreement

                                   PANGAEA CLO 2007-1 LTD

                                   By:  /s/ Michael P. King
                                        ----------------------------------------
                                   Name:   Michael P. King
                                           -------------------------------------
                                   Title:  Senior Managing Director
                                           -------------------------------------


                            Signature Page 5 of 8 to
                            First Amendment Agreement

                                   TELOS CLO 2006-1, LTD
                                    By Tricadia CDO Management, LLC

                                   By: /s/ John J. McCormick III
                                      ------------------------------------------
                                   Name:   John J. McCormick III
                                           -------------------------------------
                                   Title:  Managing Director
                                           -------------------------------------


                                   TELOS CLO 2007-2, LTD
                                    By Tricadia Loan Management, LLC,
                                        as Collateral Manager

                                   By: /s/ John J. McCormick III
                                      ------------------------------------------
                                   Name:   John J. McCormick III
                                        ----------------------------------------
                                   Title:  Managing Director
                                         ---------------------------------------


                            Signature Page 6 of 8 to
                            First Amendment Agreement

                                   GENERAL ELECTRIC CAPITAL CORP.

                                   By:  /s/ Karen M. Dahlquist
                                        ----------------------------------------
                                   Name: Karen M. Dahlquist
                                        ----------------------------------------
                                   Title: Duly Authorized Signatory
                                         ---------------------------------------


                            Signature Page 7 of 8 to
                            First Amendment Agreement

                                   GARRISON FUNDING 2008-1 LTD

                                   By: /s/ Joseph Tansey
                                       -----------------------------------------
                                   Name:   Joseph Tansey
                                        ----------------------------------------
                                   Title:  President
                                           -------------------------------------



                            Signature Page 8 of 8 to
                            First Amendment Agreement

                          ACKNOWLEDGMENT AND AGREEMENT

     The undersigned consent and agree to and acknowledge the terms of the foregoing First Amendment Agreement dated as of October 10, 2008. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

     The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

     JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

WORKBOOK, INC.                                   JUPITERIMAGES CORPORATION

By: /s/ Christopher S. Cardell                   By: /s/ Christopher S. Cardell
   ---------------------------------------          ----------------------------
   Christopher S. Cardell                           Christopher S. Cardell
   President, Chief Operating Officer and           Secretary and Treasurer
   Secretary

MEDIABISTRO.COM INC.

By:   /s/ Christopher S. Cardell
   ---------------------------------------
   Christopher S. Cardell
   Secretary and Treasurer


                                Signature Page to
                          Acknowledgment and Agreement

                                                             SCHEDULE 1

-------------------------------- -------------------- ------------------ ------------------ ------------------- --------------------
                                       REVOLVING          REVOLVING
                                        CREDIT              CREDIT          TERM LOAN B        TERM LOAN B
                                      COMMITMENT          COMMITMENT        COMMITMENT          COMMITMENT
           LENDERS                    PERCENTAGE            AMOUNT          PERCENTAGE            AMOUNT           MAXIMUM AMOUNT
           -------                    ----------            ------          ----------            ------           --------------
-------------------------------- -------------------- ------------------ ------------------ ------------------- --------------------
KeyBank National Association              50.00%          $12,500,000           12.67%          $9,405,000             $21,905,000
-------------------------------- -------------------- ------------------ ------------------ ------------------- --------------------
Citizens Bank, N.A.                       15.00%           $3,750,000           12.00%          $8,910,000             $12,660,000
-------------------------------- -------------------- ------------------ ------------------ ------------------- --------------------
Bank of America, N.A.                     25.00%           $6,250,000           24.00%         $17,820,000             $24,070,000
-------------------------------- -------------------- ------------------ ------------------ ------------------- --------------------
Webster Bank                              10.00%           $2,500,000            8.00%          $5,940,000             $8,440,000
-------------------------------- -------------------- ------------------ ------------------ ------------------- --------------------
Various Other Term B Lenders                                                    43.33%         $32,175,000             $32,175,000
-------------------------------- -------------------- ------------------ ------------------ ------------------- --------------------
                                         100%             $25,000,000           100%           $74,250,000
                                                          -----------                          -----------

Total Commitment Amount                                                                                                $99,250,000
-------------------------------- -------------------- ------------------ ------------------ ------------------- --------------------

                                    EXHIBIT E
                                     FORM OF
                             COMPLIANCE CERTIFICATE

                                   For Fiscal Quarter ended
                                                            --------------------

THE UNDERSIGNED HEREBY CERTIFIES THAT:

     (1) I am the duly elected President or Chief Financial Officer of Jupitermedia Corporation, a Delaware corporation ("Borrower");

     (2) I am familiar with the terms of that certain Credit and Security Agreement, dated as of July 12, 2007, among the undersigned, the lenders from time to time named on Schedule 1 thereto (together with their respective successors and assigns, collectively, the "Lenders"), as defined in the Credit Agreement, KeyBank National Association, as Agent, and Citizens Bank, N.A., as the syndication agent (as the same may from time to time be amended, restated or otherwise modified, the "Credit Agreement", the terms defined therein being used herein as therein defined), and the terms of the other Loan Documents, and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

     (3) The review described in paragraph (2) above did not disclose, and I have no knowledge of, the existence of any condition or event that constitutes or constituted a Default or Event of Default, at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate;

     (4) Set forth on Attachment I hereto are calculations of the financial covenants set forth in Section 5.7 of the Credit Agreement and the calculation of Excess Cash Flow, which calculations show compliance with the terms thereof.

     IN WITNESS WHEREOF, I have signed this certificate the ___ day of _________, 20___.

                                        JUPITERMEDIA CORPORATION

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                      E-1